UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2020

Franchise Group, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-35588	27-3561876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of principal executive offices) (Zip Code)

(757) 493-8855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FRG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The 2020 annual meeting of stockholders of Franchise Group, Inc. (the "Company") was held on June 3, 2020 (the “Annual Meeting”).

(b)	A quorum was present for the Annual Meeting, and the voting results of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

1)	Each of the following nominees for director was elected by the holders of the Company’s outstanding common stock to serve until the next annual meeting of stockholders or until a respective successor is elected and qualified:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Matthew Avril	29,716,996	443,195	1,293,543
Patrick A. Cozza	28,551,779	1,608,412	1,293,543
Thomas Herskovits	28,691,220	1,468,971	1,293,543
Brian R. Kahn	30,076,881	83,310	1,293,543
Andrew M. Laurence	30,066,848	93,343	1,293,543
Lawrence Miller	30,076,624	83,567	1,293,543
G. William Minner, Jr.	28,570,526	1,589,665	1,293,543

2)	The proposal for the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,061,380	97,292	1,519	1,293,543

3)	The proposal for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2020 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,443,878	9,763	93	0

Item 8.01.	Other Events.

On June 9, 2020, the Company announced that its Board of Directors (the “Board”) approved a cash dividend to the Company’s stockholders. The quarterly dividend of $0.25 per share will be paid on or about July 22, 2020 to stockholders of record at the close of business on June 22, 2020.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated June 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: June 9, 2020	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer